UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2004

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

610-341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On September 27, 2004, Radnor Holdings Corporation (the “Company”), amended its domestic revolving credit facility with PNC Bank, National Association, as agent for the lenders, to increase the aggregate principal amount of the facility to $65 million from $55 million. In connection with this increase, the Company also amended the following financial covenants to permit additional flexibility in operating its business and address compliance issues: (i) the minimum fixed charge ratio, and (ii) the maximum ratio of funded indebtedness to earnings before interest, taxes, depreciation and amortization. As amended, the credit agreement contains the following financial covenants:

•	A minimum fixed charge coverage ratio tested for the most recent four fiscal quarters, which is 1.00 to 1.00 for the quarters ending September 30, 2004 and December 31, 2004, and increases thereafter until reaching 1.15 to 1.00 for quarters ending September 30, 2005 and thereafter;

•	A maximum ratio of funded indebtedness to earnings before interest, taxes, depreciation and amortization for the most recent four quarters, which is 7.90 to 1.00 for the quarter ending September 30, 2004, and declines thereafter until reaching 3.75 to 1.00 for quarters ending March 31, 2007 and thereafter;

•	A minimum ratio of borrowers’ consolidated tangible assets to consolidated tangible assets of the Company’s domestic subsidiaries of 85%;

•	A minimum ratio of borrowers’ consolidated earnings before interest, taxes, depreciation and amortization to consolidated earnings before interest, taxes, depreciation and amortization of the Company’s domestic subsidiaries of 85%;

•	Limitation of capital expenditures to $25.0 million per year; and

•	Limitation of operating lease arrangements to $11.0 million per year.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits – see attached Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: September 30, 2004	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Ninth Amendment to Fourth Amended and Restated Revolving Credit and Security Agreement dated September 27, 2004 by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C. and PNC Bank, National Association.

10.2	Affirmation of Guaranty Agreement dated September 27, 2004, by Radnor Management, Inc. in favor of PNC Bank, National Association.

10.3	Affirmation of Guaranty Agreement dated September 27, 2004, by Radnor Management Delaware, Inc. in favor of PNC Bank, National Association.

10.4	Affirmation of Guaranty Agreement dated September 27, 2004, by WinCup Europe Delaware, Inc. in favor of PNC Bank, National Association.

10.5	Affirmation of Guaranty Agreement dated September 27, 2004, by StyroChem Europe Delaware, Inc. in favor of PNC Bank, National Association.

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